© Fifth Third Bancorp | All Rights Reserved © Fifth Third Bancorp | All Rights Reserved Fifth Third Bancorp Investor Meetings: Europe February 2024

© Fifth Third Bancorp | All Rights Reserved Fifth Third Bancorp | All Rights Reserved This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) effects of the global COVID-19 pandemic; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates and the effects of inflation; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures on pages 27 through 29 of our 4Q23 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. This presentation incorporates the following peers: CFG, CMA, FCNCA, FHN, HBAN, KEY, MTB, PNC, RF, TFC, USB, & ZION. Cautionary statement 2

Top performing regional bank with local scale and national reach

Assets
$215 billion
Ranked 10th in the U.S.[1]

Deposits
$169 billion
Ranked 10th in the U.S.[1]

U.S. branches
1,088
Ranked 8th in the U.S.[1]

Treasury management
Top 5 market share
across several TM product categories[6]



Toronto office
164
158
101
257
5
69
42
79
10
30
173
London office
★ Fifth Third Corporate Headquarters
Cincinnati, Ohio
Midwest footprint (branch count in white)
Southeast footprint (branch count in white)
Key Southeast MSAs of focus
Major FITB markets[2] with a top 5 deposit share



Leading position in the markets we compete in
Global GDP rank
Including FITB footprint
Fifth Third Footprint[3] 7.6 #3
Germany 4.4 #4
Southeast Footprint[3] 4.1 #6 deposit ranking[5] #6
Midwest Footprint[3] 3.5 #2 deposit ranking[5] #8
United Kingdom 3.4 #9
France 3.0 #10
Italy 2.2 #11
Russia 2.0 #14
Spain 1.6 #18
Turkey 1.1 #20
Netherlands 1.1 #21
Switzerland 0.9 #23
Poland 0.8 #24
Belgium 0.6 #27
2023 nominal GDP forecast ($ trillions)[4]

© Fifth Third Bancorp | All Rights Reserved

Assets, deposits, and branches as of 12/31/23; [1]Rankings consist of US commercial banks and exclude foreign, trust, & traditional investment banks; [2]Includes MSAs with $5BN+ in deposits on a capped basis (deposits per branch capped at $250MM per June 2023 FDIC data); [3]Source: U.S. Bureau of Economic Analysis; [4]Source: S&P Capital IQ; [5]Based on deposits on a capped basis (deposits per branch capped at $250MM per June 2023 FDIC data); [6]Source: 2022 Cash Management Services Survey administered by EY

3

© Fifth Third Bancorp | All Rights Reserved Commercial Banking Lending / Deposits / Capital Markets / Treasury Management & Payments $72B loans $61B deposits Consumer & Small Business Banking Wealth & Asset Management Business Offerings Loans / Deposits $4B loans $11B deposits $46B loans $85B deposits Select Awards & accolades A simple, diversified business portfolio 4 NII contribution 1 Fee contribution 1 41% 55% 4% 45% 37% 18% FY23 averages Lending / Deposits / Payments Wealth Management / Trust / Custody 1 As a percent of FY23 segment revenue, which excludes Other Corporate

© Fifth Third Bancorp | All Rights Reserved 15.9% Peer 1 Peer 2 X Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 60.5% Peer 11 Peer 10 x Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 14.0% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 x Peer 10 Peer 11 1.29% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 x Peer 10 Peer 11 Driving to consistently generate top quartile results 5 Return on tangible common equity 1,2 1 Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 27-29 of the 4Q23 earnings release; 2 Return on tangible common equity excludes AOCI; FCNCA excluded due to limited data FY18 FY23 FY18 FY23 FY18 FY23 Return on assets 1 Efficiency ratio 1 Adjusted basis Adjusted basis Adjusted basis Remain focused on long-term horizon Expect to continue generating top-tier financial results 1.25% Peer 1 Peer 2 X Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 55.9% Peer 1 Peer 2 X Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11

© Fifth Third Bancorp | All Rights Reserved 1 Year 3 Year 5 Year 7 Year 10 Year 2023 2021 - 2023 2019 - 2023 2017 - 2023 2014 - 2023 1 FITB 10% FITB 40% FITB 79% Peer 5 72% Peer 2 168% 2 Peer 1 5% Peer 5 34% Peer 5 76% Peer 2 66% Peer 5 167% 3 Peer 2 3% Peer 11 24% Peer 2 58% FITB 64% FITB 127% 4 Peer 3 (2%) Peer 3 19% Peer 8 40% Peer 4 30% Peer 8 110% 5 Peer 4 (5%) Peer 4 16% Peer 4 36% Peer 6 24% Peer 4 91% 6 Peer 5 (6%) Peer 2 16% Peer 11 32% Peer 8 22% Peer 6 82% 7 Peer 6 (6%) Peer 9 14% Peer 6 27% Peer 1 8% Peer 11 64% 8 Peer 7 (9%) Peer 6 12% Peer 10 23% Peer 9 8% Peer 9 63% 9 Peer 8 (11%) Peer 8 6% Peer 1 16% Peer 3 7% Peer 3 54% 10 Peer 9 (11%) Peer 1 5% Peer 3 12% Peer 10 5% Peer 10 52% 11 Peer 10 (12%) Peer 10 1% Peer 7 5% Peer 7 3% Peer 1 47% 12 Peer 11 (40%) Peer 7 (12%) Peer 9 3% Peer 11 (9%) Peer 7 41% Leading to top returns for our shareholders 6 Total shareholder return Source: Bloomberg; Note: Results exclude FCNCA as they participated in an FDIC assisted acquisition. #1 in both a low-rate and rising rate environment

© Fifth Third Bancorp | All Rights Reserved Disciplined execution guided by core principles Stability Profitability Growth Consistent and disciplined management, with a long-term focus throughout the company 7 • Defensive balance sheet positioning • Strong credit profile • Diverse fee mix with high total revenue contribution • Expense discipline • Southeast demographics • Midwest & renewables infrastructure investments • Tech-enabled product innovation #2 #3#1

Stability: We have a high-quality deposit franchise

High concentration of operating deposit balances which has proven to be stickier in this environment

Consumer franchise highlights

- 87% FDIC insured[1]
- >80% of balances from clients with 5+ year tenure
- Average age of household: 13 years
- 1.3 million Momentum Households (~55% of total)
- Debit transactions up 3% YoY

Household growth exceeds the U.S. population

YoY growth; FITB as of December 2023


1%
2%
3%
6%
US Census 2023
Population growth
FITB Midwest
FITB total footprint
Household growth
FITB Southeast

Deposit mix by segment

as of 12/31/23


W&AM 7%
Commercial 39%
Consumer 54%

~58% of Total Bancorp Deposits are FDIC Insured

Commercial franchise highlights

- 23% FDIC insured[1]
- 95% of balances represented by relationships that utilize Treasury Management services (including 85% of uninsured)
- Balanced-weighted relationship age of ~24 years
- Median relationship deposit balance of ~$369K

Limited sector concentration risk

Excludes insured sweep deposits


9%
8%
8%
8%
8%
7%
7%
7%
Manufacturing
Other services
Other financial services
Healthcare
Professional services
Public administration
Mortgage finance & other banking
Insurance
Remaining 15 sectors all <6%

[1] Insured by FDIC product type

© Fifth Third Bancorp | All Rights Reserved

8

Stability: Strong capital and liquidity position

Regulatory capital position

Common equity tier 1 ratio



9.28%
~146 bps
Excludes the impact of FDIC special assessment
~32 bps
(~58 bps)
(~12 bps)
(~11 bps)
(~8 bps)
~12 bps
10.29%
Accreted over 100 bps of capital in 2023
12/31/2022
Net income to common
Risk-weighted assets
Common dividends
Share repurchases
FDIC special assessment
Modified CECL transition
Other
12/31/2023

Liquidity position

$ in billions

Liquidity Sources	12/31/22	12/31/23
Fed Reserves	~$7	~$22
Unpledged Investment Securities	~$44	~$26
Available FHLB Borrowing Capacity	~$8	~$12
Current Fed Discount Window Availability	~$43	~$39
Available BTFP Capacity	-	~$9
Total	**~$102**	**~$108**

- Maintained full Category 1 Liquidity Coverage Ratio (LCR) compliance since 8/31/23
- Loan-to-core deposit ratio of 72%
  - #1 among peers
- Uninsured deposit coverage ratio of 140%[1]

© Fifth Third Bancorp | All Rights Reserved

[1] *Cash, secured borrowing capacity, and total unencumbered high-quality liquid assets (as defined by the LCR rule) divided by uninsured deposits as of 1/31/24*

9

© Fifth Third Bancorp | All Rights Reserved Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 0% 5% 10% 15% 20% 0% 5% 10% 15% 20% 25% 30% 35% Stability: CRE portfolio is well positioned 10 Comparing CRE criticized asset ratios to CRE as a % of total loans CRE as a percent of total loans As of 9/30/23 Low CRE concentration & Low CRE crit rate CRE criticized asset ratio trend 2020 2021 2022 1Q23 2Q23 3Q23 1 Peer 4 2.4% Peer 2 2.0% Peer 2 1.0% Peer 1 2.1% Peer 2 2.3% Peer 1 3.6% 2 Peer 2 4.0% Peer 4 2.6% Peer 1 1.9% Peer 2 2.2% Peer 1 2.9% Peer 2 3.8% 3 Peer 1 4.7% Peer 1 3.7% Peer 5 2.5% Peer 3 2.9% Peer 3 3.1% Peer 3 3.8% 4 Peer 5 6.2% Peer 5 3.8% Peer 3 2.9% Peer 5 3.3% Peer 5 6.3% FITB 6.9% 5 Peer 7 7.5% Peer 3 4.0% Peer 6 5.0% Peer 6 5.7% Peer 4 6.7% Peer 4 7.4% 6 Peer 10 7.9% Peer 11 6.6% Peer 4 5.4% Peer 4 6.1% FITB 7.1% Peer 5 8.3% 7 Peer 3 8.4% Peer 6 7.4% Peer 7 6.8% FITB 6.9% Peer 6 8.9% Peer 6 10.1% 8 Peer 11 8.8% Peer 10 7.5% Peer 8 7.8% Peer 7 7.6% Peer 7 8.9% Peer 7 11.1% 9 Peer 9 10.9% Peer 7 11.5% Peer 11 8.2% Peer 8 9.7% Peer 9 10.0% Peer 8 11.3% 10 Peer 6 13.8% Peer 8 12.3% FITB 8.3% Peer 9 9.8% Peer 8 11.2% Peer 9 11.7% 11 Peer 8 14.0% FITB 12.3% Peer 10 8.4% Peer 10 10.4% Peer 10 11.3% Peer 10 11.9% 12 Peer 12 15.0% Peer 9 13.4% Peer 9 10.0% Peer 11 12.8% Peer 11 14.8% Peer 11 17.3% 13 FITB 17.3% Peer 12 22.0% Peer 12 18.9% Peer 12 18.3% Peer 12 18.6% Peer 12 20.0% C R E cr it ic iz ed a ss et r a ti o Source: GAAP filings; CRE as a % of total loans and CRE criticized asset ratios exclude owner-occupied loans where applicable

Profitability: Intentionally diversifying fee revenue to perform well in any environment

Fee revenue mix is well-diversified

FY23 adjusted noninterest income mix[2]



Other noninterest income
10%
Wealth & Asset Management
20%
Service charges on deposits:
Other fees
1%
Commercial banking revenue:
Other revenue
7%
FY23 Adjusted Noninterest Income
$3.0B
19%
Service charges on deposits:
Treasury Management fees[1]
Leasing business revenue
7%
8%
Mortgage banking revenue
14%
Card and processing revenue
14%
Commercial banking revenue:
Capital Markets

Fee contribution as a percent of revenue stands out favorably relative to peers

FY23 adjusted noninterest income as a percent of adjusted revenue[3]



34%
28%
Peer Median

- Total adjusted fee revenue accounted for ~34% of total adjusted revenue in 2023
- Focused on diversified revenue to lessen cyclical impacts, with success in Wealth & Asset Management, Capital Markets, and Treasury Management

11

© Fifth Third Bancorp | All Rights Reserved

Totals may not foot due to rounding; [1]Gross Treasury management fees; [2]Excluding securities gains/losses; [3]Refer to non-GAAP reconciliation on slide 41 of the 4Q23 earnings presentation

© Fifth Third Bancorp | All Rights Reserved 2.8% 5.9% x Peer average $235 $203 $191 $189 $185 $169 $165 $161 $151 $145 $143 $114 $100 Peer 1 x Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 12 Disciplined expense management and productive labor force Generating top-quartile efficiency is not a one-time program, but a continuous resource allocation process FY23 Adjusted PPNR per FTE; $ in 000’s Low expense growth vs. peers Highly productive labor force AI driven chatbot Jeanie FY 2019 – FY 2023 reported expense growth CAGR • Key drivers of expense discipline include lean process automation and end-to-end value stream efforts • Value streams are organized around 10 key processes to identify cost reductions, quality improvements, and client experience enhancements Profitability: Consistent and disciplined expense management while still investing for future outperformance Select examples reduction in Call volume Expect to continue to generate savings into 2024 and beyond Chatbot (Jeanie) leverages natural language understanding and large language models to facilitate ~200K customer interactions per month Call center value stream ~20%

Profitability: Digital transformation to accelerate product development and improve the customer experience

Digital transformation timeline[1]

Completed

- Data center and network modernization to drive operational resiliency and performance
- Enhanced mobile app rollout, customer recommendation, and chatbot
- GL conversion (Workday)

2024
& beyond

- FIS: CDs conversions (FIS)
- ATM & TM billing conversion (FIS)
- Checking & savings conversions (FIS)
- Commercial loan system conversion (AFS)
- Wealth & Asset Management conversion (FIS)

- Focused differentiation on **enhancing customer experience** and **streamlining workflows** to get work done more efficiently

Investing in technology to better serve our customers

Technology spend composition



Current
~50%
Run the Bank
~35%
Advance the bank
~15%
Protect the bank
Future state[1]
~35%
Run the Bank
~15%
Protect the bank
~50%
Advance the bank

- Spending mix to further shift towards **accelerating digital transformation** and **improving the customer experience** while remaining focused on **supporting security and compliance efforts**

13

© Fifth Third Bancorp | All Rights Reserved

[1] *See forward-looking statements on page 2 of this presentation*

© Fifth Third Bancorp | All Rights Reserved ~4x FITB SE household growth over total industry SE household growth 1 #6 in FITB Southeast MSAs – locations 1 257 164 101 69 5 30 Growth: Well-positioned to further market share gains in high-growth Southeast 1 Data sourced from S&P Global Market Intelligence; 2 Deposits per branch capped at $250MM per June 2023 FDIC data; Midwest and Southeast rankings represent in footprint deposit market share 14 Fifth Third’s De Novo program is generating differentiated long-term growth Average new deposits per branch by vintage $31BN deposits $18BN loans #8 in Southeast states 1 ~18% of total ~15% of total #6 largest retail bank in the Southeast • Opened 100+ branches in Southeast markets over last 5 years • Added 2 nd most new branches in the Southeast over the past 3 years 158 > 15 added 10-15 added 5-10 added < 5 added Branch openings since 2019 $0 $10,000 $20,000 $30,000 Year 1 Year 2 Year 3 Year 4 2019 - 2023 #2 #6 Midwest Southeast unchanged YoY Improved 2 spots YoY • Gained or maintained market share rank in all 40 of our largest MSAs YoY Deposit share rankings Naples, FL 2018 2023 Nashville, TN Fort Myers, FL Charlotte, NC Raleigh-Durham, NC #2 #6 #4 #5 #15 #1 #3 #2 #4 #7 Fifth Third continues to outpace the industry in deposit share growth 1,2 +35% CAGR Significant locational share improvement since 2018 in key SE MSAs

© Fifth Third Bancorp | All Rights Reserved 32% 26% 17%15% 10% FITB footprintSouthwestOther statesNortheastWest coast 7% 9% 10% 13% 13% 15% 16% 17% 18% Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 FITB Growth: Footprint is well positioned to benefit from resurgence of domestic manufacturing and infrastructure spending 1 Source: https://www.whitehouse.gov/invest/; 2 Reshoring Initiative 1H23 Data report; 3 Source: U.S. Bureau of Economic Analysis 4 West coast includes Alaska and Hawaii 15 Poised to extend leadership position Total announced spending as part of American Rescue Plan, Bipartisan Infrastructure Law, CHIPS and Science Act, and Inflation Reduction Act 1 Allocation of announced spending by region Mix of GDP by region 3 19% 15%25% 14% 27% US manufacturing jobs announced 2 (in thousands) Manufacturing loans outstanding as a % of C&I loans (as of 3Q23) 6 366 2010 2012 2014 2016 2018 2020 2023 Footprint is uniquely positioned to disproportionately benefit from resurgence of domestic manufacturing 4 Relative share of investment 53% 60% 113% 186% 119%

Growth: Customer-centric, technology-enabled product innovation and development

Fifth Third Momentum Banking: Combining the best of fintech and traditional banks

Unique value proposition

- ✓ Noninterest bearing checking product, given the other valuable services provided
- ✓ Ongoing product enhancements
- ✓ Granular, sticky deposit growth
- ✓ Higher primacy and higher retention than previous new-to-bank customers

THE DIGITAL BANKER Digital CX Awards 2022 — WINNER FIFTH THIRD BANK
OUTSTANDING IMPLEMENTATION OF DIGITAL CX INITIATIVE BY A TEAM - USA

~1.3 million Momentum HHs (~55% of total consumer)

Product features

Feature	Description
Early Pay	*Free access to direct deposit up to two days early* ✓ ***Expanded to include gov't payments, retirement accounts, & gig work*** ✓ ***Expanded to receive federal tax refund up to 5 days earlier***
Extra Time®	*Additional time to make a deposit and avoid overdraft fees (until midnight the following business day)*
MyAdvance™	*Ability to advance funds against future qualified direct deposits (line starts at $100, up to $1,000)*
Free Overdraft Protection	*Automatic overdraft protection transfer from savings to checking with no fee*

No monthly service fee | **No minimum balance** | **Savings Goals**

Provide: Leading fintech in the practice finance industry

- ✓ Best-in-class practice marketplace referral platform
- ✓ Expanded to vet services
- ✓ Added new financing options
- ✓ $2.6 billion of high credit quality loans
- ✓ ~90% of new relationships have deposits, TM, or both
- ✓ Bank product penetration exceeding expectations

FAST COMPANY Most Innovative Companies 2023

Provide named One of the World's Most Innovative Companies by Fast Company

#2 practice finance national market share

Total loans



77% CAGR
12/31/2021
12/31/2022
12/31/2023

Total deposits



116% CAGR
12/31/2021
12/31/2022
12/31/2023

© Fifth Third Bancorp | All Rights Reserved

16

Growth: Commercial deposit franchise led by peer-leading Treasury Management business

Peer-leading Treasury Management revenue performance

Total deposit fees less consumer (OD, maintenance, and ATM fees) relative to total adjusted revenue; 3Q23 LTM[2]



1.5%
1.9%
2.1%
2.4%
2.4%
2.4%
2.5%
2.5%
3.9%
4.2%
4.6%
4.7%
4.9%
Peer 12
Peer 11
Peer 10
Peer 9
Peer 8
Peer 7
Peer 6
Peer 5
Peer 4
Peer 3
Peer 2
Peer 1

Top 10 Ranking in 2022 EY Cash Management Survey[3]

- **#2** of 38 in Coin and currency revenue
- **#2** of 33 in Retail lockbox remittances
- **#4** of 43 in Total check clearing
- **#3** of 45 in Total ACH originations
- **#5** of 35 in Account reconciliations
- **#4** of 39 in Wholesale lockbox remittances
- **#8** of 30 in Controlled disbursement
- **#6** of 30 in Purchasing cards
- **#10** of 33 in Demand deposit accounts

Commercial deposit franchise highlights

- 95% of balances represented by relationships that utilize Treasury Management services (including 85% of uninsured)
- Gross Treasury Management revenue has grown 5% annually over past 3 years
- **Launched Newline™** to accelerate embedded payments capabilities which will add to commercial **deposit growth**

newline™ by Fifth Third

Expect balanced future state TM business revenue contributions[1]

Led by Expert AP, Expert AR, and Cash Logistics

- *Digitize and automate manual "order-to-cash" and "procure-to-pay" processes for clients*
- *Expect mid-to-high single digits annual growth, reflecting acquisition of BD Healthcare*

BIG DATA HEALTHCARE



Managed Services
Embedded Payments
Legacy TM

Expect legacy TM growth to be consistent with nominal GDP

Launch of Newline™ to accelerate embedded payments business

- *Expect growth to accelerate in 2024 and beyond, reflecting acquisition of Rize Money*

RIZE

17

© Fifth Third Bancorp | All Rights Reserved

Totals may not foot due to rounding; [1]See forward-looking statements on page 2 of this presentation; [2]Source: Regulatory filings – Call Report; [3]Source: 2022 Cash Management Services Survey administered by EY

© Fifth Third Bancorp | All Rights Reserved $0.3B $0.5B $0.6B $0.9B $1.4B $1.7B 2018 2019 2020 2021 2022 2023 Growth: Supporting sustainable energy in the U.S. 1 Based on 3Q23 originations Financing consumer renewable energy through Dividend FinanceFinancing large scale renewable energy projects 5.9% 9.2% 11.0% 2021 2022 2023 Growing production of renewable energy vertical Renewable energy loan production as a % of total corporate bank loan production $2.3B $4.5B 12/31/2022 12/31/2023 Growing renewable energy loan balances 40% CAGR Renewable energy loan balances • #2 market share - US residential solar lending • Contractor relationships; ~120 regional solar installer network • Understand solar lending complexities; pioneered leading financing process in 2013, and have a decade of expertise navigating nuances of contractor diligence, compliance requirements, and project timelines • Superior technology capabilities; differentiated speed to underwriting decision, contractor toolkit, and visualization of customer value proposition • Superior credit risk profile; ~$150K average HH income (775+ FICO on originations) 1 Dividend Finance overview Period-end loan balances Expect $2.5B – $3B of Dividend originations in 2024 18

© Fifth Third Bancorp | All Rights Reserved ✓ Well positioned to navigate the potential capital and liquidity regulatory changes ✓ Well-diversified and resilient balance sheet to provide stability in uncertain environments ✓ Consistent investments to generate balanced and growing revenue streams while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team Positioned to generate long-term sustainable value to shareholders despite the environment Why Fifth Third 19

© Fifth Third Bancorp | All Rights Reserved Appendix 20

Deliberately positioned the commercial portfolio to be resilient through the cycle

Well diversified commercial portfolio favoring large borrowers with a track record of resilience

Commercial portfolio balances by NAICS code



$73B
17%
14%
12%
8%
8%
7%
6%
6%
4%
4%
4%
10%
Real estate
Fin Services & Ins
Manufacturing
Business services
Healthcare
Wholesale trade
Accommodation and food
Retail trade
Communication and information
Mining
Construction
Other

Proactive monitoring of credit risk exposure

- Utilizing **multi-factor client specific early warning systems** for both public and private companies to create a composite score. Factors include:
  - Real-time liquidity metrics (monitoring of unexpected revolver utilization and unexpected overdraft occurrences)
  - Covenant monitoring and third-party portfolio insights, which includes a forward-looking view of vulnerabilities based on firm specific and industry trends

Prudent credit risk management across all portfolios

Portfolios of interest

Commercial Real Estate

- Non-owner occupied CRE office (~$1.3BN) is primarily concentrated in Class A trophy properties
- Well-diversified by property type with lower exposures to hospitality and retail
- Lowest concentration of CRE as a percentage of total risk-based capital relative to peers

Leveraged Lending

- Highly monitored leveraged lending portfolio balances sub-$3BN has decreased ~65% since 1Q16 while total commercial loans have increased ~35%
- Represents ~2% of total loans in 4Q23 vs. ~8% in 2015
- <25% of exposures are cov-lite vs. ~90% market average[1]

Shared National Credits (SNC)

- ~40% of ~$33BN SNC balances are investment grade equivalent borrowers; independently underwrite each transaction
- Lead left / lead right on ~50% of relationships

© Fifth Third Bancorp | All Rights Reserved

[1] Source: Loan Stats Weekly from Pitchbook

21

Conservative consumer loan portfolio highly concentrated in super prime borrowers and homeowners

Positive selection characteristics

Prime and Super Prime Focus

Total Consumer portfolio FICO score at origination



2%
17%
17%
64%
750+
720-749
660-719
<660

Homeowners

Total Consumer portfolio as of 4Q23



~15%
~85%
Homeowners
Renters

Additional information:

- Total consumer WA FICO at origination of 765
- ~80% of Consumer portfolio has a 720+ FICO
- Minimized impact of stimulus-related FICO score warping (0 to 20 points; average 5) by underwriting to trended scores, using internal models, and tightening underwriting standards

- ~85% of total consumer portfolio balances represented by homeowners (U.S. homeownership rate of ~66%)
- ~75% of Auto and Card balances represented by homeowners
- Thesis: consumers who largely locked in historically low fixed-rate mortgage payments will be better able to offset inflationary pressures

22

© Fifth Third Bancorp | All Rights Reserved

Wealth & Asset Management overview



1%
7%
7%
10%
8%
Wealth & Asset Management
14%
20%
14%
19%

Wealth & Asset Management business has delivered consistent growth over the past 5+ years

Key priorities

- Focus the business on core private bank offerings and One Bank solutions

Business Transition Advisory Team

- Dedicated to preparing business owners financially and personal for business transition
- Launched in 2021; >$1BN in gross proceeds since inception

Fifth Third Wealth Advisors

- Independent RIA Launched in 2022; expect to generate >$2BN in AUM by YE24[1]

Wealth & Asset Management business has sizable scale relative to peers

$ in BNs; As of 9/30/23



AUC²
$6
$25
$47
$90
$118
$119
$141
$163
$172
$228
$337
$503
$4,437
Peer 12
Peer 11
Peer 10
Peer 9
Peer 8
Peer 7
Peer 6
Peer 5
Peer 4
Peer 3
Peer 2
Peer 1



AUM²
~$59B of AUM including our RIAs³
$3
$8
$14
$17
$18
$22
$35
$46
$47
$47
$71
$114
$146
Peer 12
Peer 11
Peer 10
Peer 9
Peer 8
Peer 7
Peer 6
Peer 5
Peer 4
Peer 3
Peer 2
Peer 1

Award winning Private Bank



AMERICAN BANKER
THE MOST POWERFUL WOMEN IN BANKING TEAMS

Fifth Third Wealth & Asset Management Team



BEST PRIVATE BANK AWARD 2023
GLOBAL FINANCE

4th consecutive year

W&AM Net Promoter Score



71
+7%
76
2022
2023

© Fifth Third Bancorp | All Rights Reserved

Totals may not foot due to rounding; [1]See forward-looking statements on page 2 of this presentation; [2]Source: Regulatory filings - Call Report; [3]As of 12/31/23

23

© Fifth Third Bancorp | All Rights Reserved Strong debt capital markets growth relative to peers 20% 19% 14% 14% 8% 7% 7%1% 10% Capital Markets fees overview Totals may not foot due to rounding Growing fees across the Capital Markets business FY15 FY23 ~$423 ~$220 9% CAGR 22% CAGR 9% CAGR 9% CAGR 6% CAGR Financial risk management (FRM) Strategic advisory & investment banking (incl. M&A) Institutional sales & trading Debt capital markets (DCM) Credit allocation per Bloomberg league tables #16 4 th among peers +10 Loan syndications High-yield Investment grade FY17 FY23 #25 4 th among peers #39 5 th among peers #26 6 th among peers #34 5 th among peers #53 6 th among peers +9 +14 $ in millions Capital Markets fees 24

Integrated analytics helps acquire, deepen, and retain relationships

Proprietary data analytics drive targeted marketing capabilities and digital engagement

- Award-winning **geospatial capabilities** leveraged for selecting branch locations







- 75+ **AI/ML models** running proprietary MyDay portal / customer recommendation engine, informing direct marketing campaigns, and other deposit initiatives


Hey, Kimberly! Here is what your day looks like.
Today's Priorities

*Retail Banker MyDay dashboard helping **improve productivity ~25%***

Proprietary commercial tools for lead generation and relationship return and profitability drive productivity and accountability

Lead management

- Relationship managers leverage analytical tools to optimize lead management to accelerate new quality relationship growth


GPS LEADS
58
5
19
40
10
Count of Lead Types

Relationship strategy

- Commercial relationship strategy and profitability tool (iris) facilitates the visualization of relationship strategies and provides the 5-year history of Fifth Third's profitability and return on capital for each relationship and portfolio.


iris
John Doe
Strategies Overview
56 / 100
40
16
Recent Activity
Relationship Strategies

25

© Fifth Third Bancorp | All Rights Reserved